Statutory Reserves	12 Months Ended
Dec. 31, 2011
Statutory Reserves

25 Statutory Reserves

The Company’s subsidiaries and VIEs in the PRC must make appropriations from after-tax profits to non-distributable reserve funds. Its subsidiaries, in accordance with the laws on Enterprise with Foreign Investment in China, must make appropriations to (i) a general reserve and (ii) an enterprise expansion fund. The general reserve fund requires annual appropriations of 10% of after-tax profit, as determined under generally accepted accounting principles in the PRC (“PRC GAAP”) at each year end, until such fund has reached 50% of the subsidiary’s registered capital. The enterprise expansion fund appropriation is at the subsidiary’s discretion. The Company’s VIEs, in accordance with PRC Company Laws, may make appropriations to (i) a statutory reserve fund and (ii) a discretionary surplus fund. The statutory reserve fund requires annual appropriations of 10% of after-tax profit, as determined under PRC GAAP at each year end, until such fund has reached 50% of the VIE’s registered capital. Discretionary surplus fund appropriation is at the VIE’s discretion.

The general reserve fund and statutory reserve fund can only be used for specific purposes, such as offsetting of accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund is generally used to expand the production and operations; however, it also may be used for increasing the registered capital. The discretionary surplus fund may be used for any purposes at management’s discretion. These funds are not transferable to the Company in the form of cash dividends, loans or advances.

As of December 31, 2010 and 2011, the Group had balance of $2,466,165 in these non-distributable reserve funds. No transfers were made to reserve funds in 2010 and 2011 either because such funds have reached 50% of the respective company’s registered capital or because the respective company was in a loss position.